Series B Debentures, Net of Current Maturities	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]

NOTE 10:- SERIES B DEBENTURES, NET OF CURRENT MATURITIES

	December 31,
	2018	2019

Series B Debentures	$79,185	$69,287
Less: Current maturities	(9,898)	(9,898)
Less: Unamortized debt discounts and issuance costs	(710)	(539)

	$68,577	$58,850

In September 2017, the Company issued Series B Debentures in the aggregate principal amount of NIS 280 million (approximately $79.2 million), linked to US dollars, payable in eight equal annual payments of $9,898, on January 1 of each of the years 2019 through 2026. The outstanding principal amount of the Series B Debentures will bear a fixed interest rate of 3.37% per annum, payable on January 1 and July 1 of each of the years 2018 through 2025, with one final interest payment on January 1, 2026. Debt discount and issuance costs were approximately $956, allocated to the Series B Debentures discount and are amortized as financial expenses over the term of the Series B Debentures due in 2026. The first and second installments of $9,898, were paid in January 1, 2019 and January 1, 2020, respectively.

The Series B Debentures are listed for trading on the Tel-Aviv Stock Exchange.

The Series B Debentures are unsecured and non-convertible. The Series B Debentures interest may be increased in the event that the debentures' rating is downgraded below a certain level. The Company has undertaken to maintain a number of conditions and limitations on the manner in which it operates its business, including limitations on its ability to undergo a change of control, distribute dividends, incur a floating charge on the Company's assets, or undergo an asset sale or other change that results in a fundamental change in the Company's operations.

In accordance with the indenture for the Series B Debentures, the Company is required to meet the following financial covenants: (1) Target shareholders' equity (excluding minority interest)- above $120 million – as of December 31, 2019, total shareholders' equity was $224 million; and (2) Target ratio of net financial indebtedness to net capitalization (in each case, as defined under the indenture for the Company's Series B Debentures) below 65% - as of December 31, 2019 the ratio of net financial indebtedness to net capitalization was 1.58%. (3) Target ratio of net financial indebtedness to EBITDA (accumulated calculation for the four last quarters) is below 5.5. As of December 31, 2019, the Target ratio of net financial indebtedness to EBITDA was 0.07. As of December 31, 2019, Sapiens is in compliance with all of its financial covenants.

During the years ended December 31, 2018 and 2019, the Company recorded $2,669 and $2,336, respectively of interest expense and $194 and $171, respectively as amortization of debt issuance costs and discount in respect of the Series B Debentures.

As of December 31, 2019, the estimated fair value of the Company's Series B Debentures, was $70,593. The fair value was determined based on the closing trading price of the Series B Debentures as of the last day of trading for the period. The fair value of the Series B Debentures is considered a Level 2 measurement as they are not actively traded.